UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2016

ANTHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34637	20-1852016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Subscription Agreement

On September 6, 2016, Anthera Pharmaceuticals, Inc. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with purchasers affiliated with Biotechnology Value Fund, L.P. (“BVF”) and Rock Springs Capital Master Fund LP (“ Rock Springs”, and together with BVF, the “Purchasers”). Pursuant to the Subscription Agreement, the Company agreed to issue shares of its Series X Convertible Preferred Stock (the “Series X Preferred Stock”), warrants to purchase common stock (the “Warrants”) and shares of its Series X-1 Convertible Preferred Stock (the “Series X-1 Preferred Stock”) as follows:

•	The first tranche consists of 17,000 Series X Units, with each unit consisting of one share of Series X Preferred Stock and a Warrant to purchase 70.62 shares of common stock, assuming the Series X Conversion Price is $2.95, the closing price of our common stock on September 6, 2016, offered directly to the Purchasers and expected to close on or about September 12, 2016, at a price per unit of $1,000.

•	The second tranche consists of 28,330 of shares of Series X-1 Preferred Stock that may be purchased at the option of the Purchasers within 20 trading days following the Company’s initial public announcement of top-line data from the Company’s ongoing SOLUTION study (Phase 3 study evaluating the efficacy and safety of Liprotamase in subjects with cystic fibrosis-related exocrine pancreatic insufficiency), at a price per share of $1,000.

Series X Preferred Stock and Series X-1 Preferred Stock

The conversion price for the Series X Preferred Stock (the “Series X Conversion Price”) will be equal to the lower of: (a) $2.95, the closing price for the Common Stock as reported on NASDAQ on September 6, 2016, or (b) the five-day volume-weighted average price (“VWAP”) of the Company’s common stock over the five full trading days following the earlier of (1) the date of the Company’s initial public announcement of topline and/or efficacy data from the ongoing Chablis-SC1 study or (2) if applicable, the date of the Company’s initial public announcement of the suspension (including through the imposition of a clinical hold), abandonment or other termination of the Chablis-SC1 study.

The conversion price for the Series X-1 Preferred Stock will be equal to the lower of: (a) 75% of the five-day VWAP of the Company’s Common Stock over the five full trading days following the Company’s initial public announcement of top-line clinical efficacy and safety data from the Corporation’s ongoing “SOLUTION” clinical study (Phase 3 study evaluating the efficacy and safety of Liprotamase in subjects with cystic fibrosis-related exocrine pancreatic insufficiency), or (b) 175% of the then-applicable conversion price for the Series X Preferred Stock, provided that the conversion price will in no event be lower than $2.95, the closing price for the Common Stock as reported on NASDAQ on September 6, 2016.

The Purchasers, however, will be prohibited from converting Series X Preferred Stock and Series X-1 Preferred Stock into shares of the Company’s Common Stock if, as a result of such conversion, such Purchaser, together with its affiliates, would own more than 9.99% of the shares of the Company’s common stock then issued and outstanding, which percentage may change at the Purchaser’s election to any other number less than or equal to 19.99% upon 61 days’ notice to the Company.

In the event of the Company’s liquidation, dissolution or winding up, holders of Series X Preferred Stock and Series X-1 Preferred Stock will receive any dividends declared but unpaid on such shares, before any proceeds are distributed to the holders of the Company’s common stock, and will participate pari passu with any distribution of proceeds to holders of the Company’s common stock. Shares of Series X Preferred Stock and Series X-1 Preferred Stock will generally have no voting rights.

Warrants

Each Warrant has an exercise price equal to the Series X Conversion Price, plus a 20% premium, and will be exercisable at any time and from time to time after the date that is six months from the date of issuance, and will expire thirty months from the first date it first becomes exercisable.

This registered direct offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-210166), filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2016, which was declared effective by the SEC on April 18, 2016 (the “Registration Statement”).

A copy of the form of Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock and a copy of the form of the Certificate of Designation of Preferences, Rights and Limitations of Series X-1 Convertible Preferred Stock are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein. A copy of the form of Warrant and the specimen Series X Convertible Preferred Stock certificate are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein. The foregoing descriptions of the terms of the Subscription Agreement and the rights, preferences and privileges of the Series X Preferred Stock, Series X-1 Preferred Stock and Warrants do not purport to be complete and are qualified in their entirety by reference to such exhibits. A copy of the opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the securities in this offering is attached as Exhibit 5.1 hereto. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 7, 2016, the Company, in connection with the registered direct offering of its Series X Preferred Stock described above, designated 17,000 shares of its authorized and unissued preferred stock as Series X Preferred Stock and filed a Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock with the Secretary of State of Delaware, which is attached hereto as Exhibit 3.1 and incorporated by reference herein. A summary of the rights, preferences and privileges of the Series X Preferred Stock is described above under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated by reference herein.

Item 8.01 Other Events.

On September 8, 2016, the Company issued a press release announcing the matters described above. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock

3.2	Form of Certificate of Designation of Preferences, Rights and Limitations of Series X-1 Convertible Preferred Stock

4.1	Form of Warrant

4.2	Specimen Series X Convertible Preferred Stock certificate

5.1	Opinion of Goodwin Procter, LLP

10.1	Subscription Agreement, dated September 6, 2016

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release, dated September 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2016	Anthera Pharmaceuticals, Inc.

	By:	/s/ May Liu
May Liu
Senior Vice President, Finance and Administration